UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

October 11, 2016

AUSCRETE CORPORATION

(Exact name of registrant as specified in its charter)

Wyoming	001-35923	27-1692457
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

504 East First Street

Rufus, OR 97050

(Address of principal executive offices, including zip code)

(541) 739-8298

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02  Unregistered Sales of Equity Securities

      On October 11, 2016, the Company agreed to convert certain outstanding debts due and payable on the books and records of the Company, to the Company's Chief Executive Officer John Sprovieri, and in the principal amount of $60,000 (the "Debt Conversion"). Pursuant to the terms of the Debt Conversion, the Company agreed to convert the outstanding debt into 4 shares of the Company's Series A Preferred Stock. No solicitation was made and no underwriting discounts were given or paid in connection with this transaction. The Company believes that the issuance of shares pursuant to the Agreement was exempt from registration with the Securities and Exchange Commission pursuant to Section 4(2) of the Securities Act of 1933.

Item 3.03  Material Modification to Rights of Security Holders

      On October 11, 2016, the Board of Directors of Auscrete Corporation (the "Company") approved an amendment and restatement of the Company's Articles of Incorporation attached hereto as Exhibit 3(i). The purpose of the amendment and restatement of the Articles of Incorporation was to:

(i)   Increase the number of authorized shares of Common Stock to 2,000,000,000;

(ii)   Increase the number of authorized shares of Preferred Stock to 10,000,000;

(iii)   Set the par value of the Common Stock to $0.0001;

(iv)   Designate the classes of Series A Preferred Stock and Series B Preferred Stock and define the powers, preferences, rights, and restrictions thereof;

(v)   Define, with respect to the Preferred Stock, the manner in which the Board may define the powers, preferences, rights, and restrictions thereof.

      Also on October 11, 2016, the Board of Directors approved an amendment and restatement of the Company's Bylaws, in the form attached hereto as Exhibit 3(ii).

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

      As described in Item 3.02 above, On October 11, 2016, the Company agreed to the Debt Conversion. Pursuant to the terms of the Debt Conversion, the Company agreed to convert the outstanding debt into 4 shares of the Company's Series A Preferred Stock. No solicitation was made and no underwriting discounts were given or paid in connection with this transaction. The Company believes that the issuance of shares pursuant to the Agreement was exempt from registration with the Securities and Exchange Commission pursuant to Section 4(2) of the Securities Act of 1933.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

      On October 11, 2016, the Board of Directors approved a restatement of the Company's Articles of Incorporation and Bylaws as more particularly described in Item 3.03 above.

Item 5.07 Submission of Matters to a Vote of Security Holders

      On October 11, 2016, the Board of Directors and holders of a majority of the voting rights of the Company's capital stock approved a restatement of the Company's Articles of Incorporation and Bylaws as more particularly described in Item 3.03 above.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

3(i) Amended and Restated Articles of Incorporation of Auscrete Corporation.

3(ii) Amended and Restated Bylaws of Auscrete Corporation.

10.1 Debt Conversion Agreement, dated October 11, 2016, between John Sprovieri and Auscrete Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AUSCRETE CORPORATION

Date: October 11, 2016	By:	/s/ A. John Sprovieri
A. John Sprovieri President / CEO